4Q AND FULL YEAR TWENTY18 OVERVIEW PRESENTATION

Forward-Looking Statements and Non-GAAP Information This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information regarding Origin Bancorp, Inc.'s ("Origin" or the "Company") future financial performance, business and growth strategy, projected plans and objectives, and related transactions, integration of acquired businesses, ability to recognize anticipated operational efficiencies, and other projections based on macroeconomic and industry trends, which are all subject to change and may be inherently unreliable due to the multiple factors that impact economic trends, and any such changes may be material. Such forward-looking statements are based on various facts and derived utilizing important assumptions and current expectations, estimates and projections about Origin and its subsidiaries, any of which may change over time and some of which may be beyond Origin’s control. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing words. Further, certain factors that could affect the Company's future results and cause actual results to differ materially from those expressed in the forward-looking statements include: deterioration of Origin’s asset quality; changes in real estate values and liquidity in Origin’s primary market areas; the financial health of Origin’s commercial borrowers and the success of construction projects that Origin finances, including any loans acquired in acquisition transactions; changes in the value of collateral securing Origin’s loans; business and economic conditions generally and in the financial services industry, nationally and within Origin’s local market area; Origin’s ability to prudently manage its growth and execute its strategy; changes in management personnel; Origin’s ability to maintain important deposit customer relationships; volatility and direction of market interest rates, which may increase funding costs and reduce interest earning asset yields thus reducing margin; increased competition in the financial services industry, particularly from regional and national institutions; difficult market conditions and unfavorable economic trends in the United States generally, and particularly in the market areas in which Origin operates and in which its loans are concentrated, including the effects of declines in housing markets; an increase in unemployment levels and slowdowns in economic growth; Origin’s level of nonperforming assets and the costs associated with resolving any problem loans including litigation and other costs; the credit risk associated with the substantial amount of commercial real estate, construction and land development, and commercial loans in Origin's loan portfolio; the extensive federal and state regulation, supervision and examination governing almost every aspect of Origin’s operations including changes in regulations affecting financial institutions, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations being issued in accordance with this statute and potential expenses associated with complying with such regulations; Origin’s ability to comply with applicable capital and liquidity requirements, including its ability to generate liquidity internally or raise capital on favorable terms, including continued access to the debt and equity capital markets; possible changes in trade, monetary and fiscal policies, laws and regulations and other activities of governments, agencies, and similar organizations; and the effects of weather and natural disasters such as floods, droughts, wind, tornadoes and hurricanes as well as effects from geopolitical instability and manmade disasters including terrorist attack. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” in Origin’s most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission ("SEC") and “Risk Factors” in Origin’s prospectus filed with the SEC on May 9, 2018, pursuant to Section 424(b) of the Securities Act of 1933, as amended and any updates to those risk factors set forth in Origin’s subsequent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Origin’s underlying assumptions prove to be incorrect, actual results may differ materially from what Origin anticipates. Accordingly, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Origin does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for Origin to predict those events or how they may affect Origin. In addition, Origin cannot assess the impact of each factor on Origin’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this communication are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Origin or persons acting on Origin’s behalf may issue. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Origin reports its results in accordance with United States generally accepted accounting principles (“GAAP”). However, management believes that certain supplemental non-GAAP financial measures used in managing its business may provide meaningful information to investors about underlying trends in its business and management uses these non-GAAP measures to evaluate the Company’s operating performance and believes that these non-GAAP measures provide information that is important to investors and that is useful in understanding Origin's results of operations. However, non- GAAP financial measures are supplemental and should be viewed in addition to, and not as an alternative for, Origin’s reported results prepared in accordance with GAAP. The following are the non- GAAP measures used in this presentation:   • Tangible common equity is defined as total stockholders’ equity less series SBLF preferred stock, series D preferred stock and goodwill and other intangible assets, net • Tangible assets is defined as total assets less goodwill and other intangible assets, net • Tangible common equity to tangible assets is a ratio that is determined by dividing tangible common equity by tangible assets • Tangible book value per common share is determined by dividing tangible common equity by common shares outstanding at the end of the period 2

At Origin, we believe our culture is a true differentiator across our footprint. It defines all that we do and permeates throughout our organization. It allows us to attract the best bankers in our markets, and it drives our philosophy of relationship banking. From our mission, vision, and values to our brand promise and standards, our culture is the foundation of our success. DIRECTOR OF CULTURE STRATEGIES CULTURE DAY FOR NEW HIRES CULTURE COUNCIL PROJECT ENRICH THE BLUE PRINT DREAM MANAGER ORIGIN EXPERIENCE RETURN ON QUALITY 3

COMPANY SNAPSHOT • Origin Bank was founded in 1912 • OBNK is headquartered in Ruston, LA 8 • 41 banking centers operating across Texas, 19 5 Louisiana & Mississippi • Strong commercial focus with 39% C&I and 43% CRE lending mix across our footprint FINANCIAL HIGHLIGHTS 9 2018 Q4 DOLLARS IN MILLIONS TOTAL ASSETS $4,822 TOTAL LOANS HELD FOR INVESTMENT $3,789 TOTAL DEPOSITS $3,783 TOTAL STOCKHOLDERS' EQUITY $550 DOLLARS IN MILLIONS TANGIBLE COMMON EQUITY (1) DALLAS - FORT WORTH $517 HOUSTON Entry: 2008 Entry: 2013 Loans: $1,275 TANGIBLE COMMON EQUITY/ TANGIBLE ASSETS (1) Loans: $674 Deposits: $772 10.8% Deposits: $623 Banking Centers: 8 Banking Centers: 9 TOTAL RBC RATIO 13.0% NORTH LOUISIANA CENTRAL MISSISSIPPI Entry: 1912 Entry: 2010 Note: All financial information and other Origin Bank data as of Loans: $1,192 Loans: $648 12/31/18. Deposits: $1,800 Deposits: $588 (1) As used in this presentation, tangible common equity and tangible Banking Centers: 19 Banking Centers: 5 common equity/tangible assets are non-GAAP financial measures. For a reconciliation of these non-GAAP financial measures to their 4 comparable GAAP measures, see slide 18 of this presentation

FOURTH QUARTER FINANCIAL HIGHLIGHTS 2018 HIGHLIGHTS DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS Linked • Net interest income was at a historic 2018Q4 2018Q3 2017Q4 Q Δ YoY Δ high for our company, increasing by Balance Sheet $2.6 million, or 6.5%, over the Total Loans Held For Investment $ 3,789,105 $ 3,601,081 $ 3,241,031 5.2% 16.9% previous quarter. Total Assets 4,821,576 4,667,564 4,153,995 3.3% 16.1% Total Deposits 3,783,138 3,727,158 3,512,014 1.5% 7.7% Tangible Common Equity(1) 516,918 498,691 365,748 3.7% 41.3% • Yield earned on total loans held for (1) investment during 2018Q4 was 5.17%, Tangible Book Value Per Common Share $ 21.79 $ 21.11 $ 18.74 3.2% 16.3% up 17 basis points from the previous quarter. Cost of total deposits increased 11 basis points in the same period. Income Statement Net Interest Income $ 42,061 $ 39,497 $ 34,218 6.5% 22.9% • Net interest margin was 3.82% (FTE), Provision for Credit Losses 1,723 504 242 241.9% 612.0% 8,715 representing an increase of 6 basis Noninterest Income 10,588 10,237 3.4% 21.5% 31,771 points over the previous quarter. Noninterest Expense 35,023 34,344 2.0% 10.2% Net Income 13,178 12,318 5,772 7.0% 128.3% Diluted EPS 0.55 0.52 0.23 5.8% 139.1% Dividends Declared Per Common Share $ 0.0325 $ 0.0325 $ 0.0325 N/C N/C (N/C: No change) Selected Ratios Net Interest Margin (FTE) 3.82% 3.76% 3.62% Efficiency Ratio 66.52% 69.06% 74.00% Return on Average Assets (annualized) 1.10% 1.08% 0.55% Return on Average Equity (annualized) 9.66% 9.15% 5.00% (1) As used in this presentation, tangible common equity and tangible book value per common share are non-GAAP financial measures. For a reconciliation of these non- GAAP financial measures to their comparable GAAP measures, see slide 18 of this presentation. 5

FULL YEAR FINANCIAL HIGHLIGHTS 2018 HIGHLIGHTS DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS Years Ended • Successfully completed the Initial Balance Sheet December 31, 2018 December 31, 2017 YoY Δ Public Offering of the Company's Total Loans Held For Investment $ 3,789,105 $ 3,241,031 16.9 % common stock. Total Assets 4,821,576 4,153,995 16.1 % Total Deposits 3,783,138 3,512,014 7.7% • Net interest income was at a historic Tangible Common Equity (1) 516,918 365,748 41.3 % high for our company, increasing by Tangible Book Value Per Common Share(1) $ 21.79 $ 18.74 16.3% $23 million, or 17.8%, over 2017. • Yield earned on total loans held for Income Statement investment during 2018 was 5.0%, up Net Interest Income $ 153,452 $ 130,305 17.8% 58 basis points from the previous Provision for Credit Losses 1,014 8,336 (87.8)% year. Cost of total deposits increased Noninterest Income 41,240 29,187 41.3% 25 basis points in the same period. Noninterest Expense 131,236 130,674 0.4 % Net Income 51,605 14,669 251.8% • Loans held for investment grew by Diluted EPS 2.20 0.50 340.0% $548 million, or 16.9%, in 2018 Dividends Declared Per Common Share $ 0.13 $ 0.13 N/C through execution of our organic (N/C: No change) growth strategy which includes lift-out teams in our Houston market. Selected Ratios • Completed acquisition of Reeves, Net Interest Margin (FTE) 3.75% 3.52% Coon & Funderburg ("RCF") Efficiency Ratio 67.41% 81.93% insurance agency. Return on Average Assets 1.16% 0.36% Return on Average Equity 10.07% 3.19% (1) As used in this presentation, tangible common equity and tangible book value per common share are non-GAAP financial measures. For a reconciliation of these non- GAAP financial measures to their comparable GAAP measures, see slide 18 of this presentation. 6

BALANCE SHEET WELL- AVERAGE INTEREST EARNING ASSETS & NIM (FTE) POSITIONED FOR DOLLARS IN MILLIONS 4.00% $4,433 ) $ GROWTH & PROFITABILITY ( S ) 4,400 T E E T F S ( 3.90% $4,230 S N A I G • Consistent increase in yields G 4,200 N R 3.82% I A on interest earning assets $4,055 N M R A T 3.80% E S 3.76% 4,000 E 3.74% T R • Strong growth in average loan $3,897 S E $3,850 E T R balances in 2018 N E I 3.70% 3.68% T T 3,800 N I E . N • Net interest margin expanding 3.62% G V A along with average balances 3.60% 3,600 2017Q4 2018Q1 2018Q2 2018Q3 2018Q4 AVERAGE LOANS HFI & YIELDS DOLLARS IN MILLIONS 6.00% $3,650 $3,600 $3,459 ) 5.50% $ ( $3,400 S N ) A % $3,284 ( O 5.17% L D 5.00% $3,201 L $3,186 E E $3,200 G I 5.00% A Y 4.89% R 4.73% E V 4.50% A 4.53% $3,000 4.00% $2,800 7 2017Q4 2018Q1 2018Q2 2018Q3 2018Q4

ASSET SENSITIVITY - % CHANGE IN NET INTEREST INCOME (12/31/18) ASSET SENSITIVE BALANCE SHEET 19.2% 14.5% 9.7% 4.9% • Well-positioned to benefit —% from a rising rate environment (6.2)% • Substantial growth in rate (15.3)% sensitive assets over the last five years -200 bps -100 bps 0 bps 100 bps 200 bps 300 bps 400 bps ASSET SENSITIVITY - % CHANGE IN NET INTEREST INCOME (12/31/17) 33.1% 24.9% 16.7% 8.4% —% (8.6)% (19.0)% -200 bps -100 bps 0 bps 100 bps 200 bps 300 bps 400 bps Note: Change in net interest income assumes an instantaneous shock of interest rates. 8

NET REVENUE DISTRIBUTION – 2018Q4 DIVERSIFIED & GROWING Service Charges & Fees: REVENUE STREAMS 6% Mortgage Banking Revenue: 4% • Meaningful noninterest income Insurance Commission & Fee Income: supplements interest related 5% revenue Other: 5% • Comprehensive product suite delivered with high quality, responsive customer service Net Interest Income: 80% • Other revenue streams include insurance and mortgage products Noninterest Income 20% • Mortgage operations are focused on retail originations NET REVENUE TREND within our market footprint and servicing revenue on 20% 22% 22% 21% 20% our MSR portfolio • Insurance presence was enhanced in our North Louisiana market through 80% 78% 78% 79% 80% the recent RCF acquisition. • We believe these products 2017Q4 2018Q1 2018Q2 2018Q3 2018Q4 provide revenue stream diversification and enhance Net Interest Income Noninterest Income 9 client relationships

ABILITY TO LEVERAGE OPERATING EFFICIENCY INFRASTRUCTURE 90.00% 4.00% • Cost-effective, centralized back office functions are performed in our North 85.00% Louisiana operations center 3.04% 3.00% 2.94% 2.88% 2.93% 3.00% • Infrastructure exists to support significant asset growth at 80.00% S increasing levels of profitability T E O I S T S A A R • Recent investments in E Y G C 75.00% 74.00% 2.00% A systems, technology, digital N R E E C I banking and enterprise risk V F A / F management E E I N • Opportunity to enhance ROAA 70.00% 69.06% through team lift-outs in our footprint 1.00% 67.06% 66.99% 66.52% • Efficiency ratio improved 65.00% 2018Q4 due to increased Net Interest Income and Noninterest income 60.00% 0.00% 2017Q4 2018Q1 2018Q2 2018Q3 2018Q4 10

OUR MARKETS AVERAGE DEPOSITS & DEPOSIT COST DOLLARS IN MILLIONS $3,658 150 bps $3,458 • DIVERSE GEOGRAPHIC $3,235 $3,337 125 bps FOOTPRINT $2,814 t s 100 bps o C t • Attractive combination of stable, low i 75 bps s o cost markets and markets p e 50 bps experiencing metropolitan growth D 25 bps • Expansion through organic growth 0 bps and selective M&A opportunities 2014 2015 2016 2017 2018 LA TX MS LA TX MS • TRACK RECORD OF GROWTH IN NEW MARKETS • Success in growing loans and LOANS HFI DOLLARS IN MILLIONS deposits organically in diverse, new $3,789 markets $3,112 $3,241 $2,897 $3,013 • Culture and brand are unique, enabling Origin to attract talented bankers and banking relationships across markets 2014 2015 2016 2017 2018 LA TX MS 11

DIVERSIFIED COMMERCIAL LOAN COMPOSITION – 2018Q4 LOAN PORTFOLIO DOLLARS IN MILLIONS • Focus on commercial lending Other: 1% to middle market and small businesses as well as their owners and executives C&D: 11% Residential: Owner Occupied • Commercial loans represent 17% CRE: 12% cumulative 82% of portfolio as of 12/31/18 • Loan growth potential Non-Owner enhanced by diverse portfolio C&I: 34% Occupied CRE: 20% • Commercial real estate loan concentrations were below regulatory guidelines Mortgage Warehouse: 5% Total Ending Loans HFI at 12/31/18: $3,789 12

DEPOSIT COMPOSITION – 2018Q4 GROWING CORE DEPOSIT FRANCHISE Savings: 4% Brokered: 9% • Continued success in growing Noninterest- core deposits, especially bearing noninterest-bearing deposits. demand: 25% Time deposits: 21% Interest- • Low cost of deposits driven by bearing legacy North Louisiana demand: franchise Money market: 19% 22% • Ranked 1st in deposit market share in Ruston, LA 2018Q4 Cost of Deposits: 0.96% and Monroe, LA MSA’s AVERAGE NONINTEREST-BEARING DEPOSITS $1,000 30.0% S T • Relationship bankers $949 I S motivated to grow core O P ) 28.0% E deposits $ D ( $900 E S N G $841 A O I R • Builds and strengthens L 26.0% E L I 25.9% V M client relationships and $800 A L N I provides stable funding for $759 A T S 24.0% O R 24.3% growth T A L F L $694 O O $700 T D 22.7% • Expansion markets 22.0% N E C generating further growth in R 21.4% E noninterest-bearing deposits P $600 20.0% 2015 2016 2017 2018 13

UNDERWRITING & CREDIT NPLs / LOANS HFI CULTURE 0.83% 0.84% 0.79% • Excellent track record of 0.73% 0.74% credit quality across core commercial lending portfolio • Seasoned lenders with strong credit backgrounds and significant experience in our markets 2017Q4 2018Q1 2018Q2 2018Q3 2018Q4 • Centralized underwriting for (1) all loans NCOs / AVERAGE LOANS HFI • Strong underwriting 0.36% 0.37% guidelines include global cash flow analysis and personal guarantees 0.18% 0.01% (0.05)% (1) Based on annualized quarterly net charge-offs 2017Q4 2018Q1 2018Q2 2018Q3 2018Q4 14

STRONG CAPITAL TOTAL RISK-BASED CAPITAL POSITION DOLLARS IN MILLIONS $35 $47 $39 • Robust capital levels with $44 opportunity for deployment through organic growth and $529 $433 strategic acquisitions $379 $423 • IPO net proceeds partially used to redeem SBLF 2015 2016 2017 2018 preferred stock Tier 1 Capital Tier 2 Capital CAPITAL RATIOS 14.5% 13.5% 13.5% 12.9% 13.0% 12.3% 12.5% 12.4% 12.5% 11.8% 11.9% 11.5% 11.4% 10.5% 9.6% 10.8% 10.8% 9.3% 9.5% 8.5% 8.9% 8.9% (1) As used in this presentation, tangible common 7.5% equity to tangible assets is a non-GAAP financial 2017Q4 2018Q1 2018Q2 2018Q3 2018Q4 measure. For a reconciliation of non-GAAP financial measures to their comparable GAAP measures, see slide 18 of this presentation. TCE /TA(1) CET1 Total RBC 15

Increase scale across the franchise, and Improve operational efficiency and particularly in Houston increase profitability Focused effort to improve margin and risk-adjusted returns Grow client base and continue capturing market share Continue our disciplined approach to organic loan and deposit growth Successfully recruit experienced lenders and teams Continue to evaluate potential M&A Focus on existing and contiguous opportunities markets 16

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Reconciliation of Non-GAAP Financial Measures DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS 2018Q4 2018Q3 2018Q2 2018Q1 2017Q4 Calculation of Tangible Common Equity: Total Stockholders' Equity $ 549,779 $ 531,919 $ 519,356 $ 462,824 $ 455,342 Less: Preferred Stock - Series SBLF — — — 48,260 48,260 Less: Preferred Stock - Series D — — — 16,998 16,998 Total Common Shareholders' Equity 549,779 531,919 519,356 397,566 390,084 Less: Goodwill and Other Intangible Assets, Net 32,861 33,228 24,113 24,219 24,336 Total Tangible Common Equity $ 516,918 $ 498,691 $ 495,243 $ 373,347 $ 365,748 Common Shares Outstanding at the End of the Period 23,726,559 23,621,235 23,504,063 19,525,241 19,518,752 Book Value per Common Share $ 23.17 $ 22.52 $ 22.10 $ 20.36 $ 19.99 Calculation of Tangible Assets: Total Assets $ 4,821,576 $ 4,667,564 $ 4,371,792 $ 4,214,899 $ 4,153,995 Less: Goodwill and Other Intangible Assets, Net 32,861 33,228 24,113 24,219 24,336 Total Tangible Assets $ 4,788,715 $ 4,634,336 $ 4,347,679 $ 4,190,680 $ 4,129,659 Tangible Common Equity to Tangible Assets 10.79% 10.76% 11.39% 8.91% 8.86% Calculation of Tangible Book Value per Common Share: Common Shares Outstanding at the End of the Period 23,726,559 23,621,235 23,504,063 19,525,241 19,518,752 Tangible Book Value per Common Share $ 21.79 $ 21.11 $ 21.07 $ 19.12 $ 18.74 18